UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Qualigen Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

September 9, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Qualigen Therapeutics, Inc. (“Qualigen” or the “Company”) on Friday October 25, 2024, at 10:00 a.m. Pacific Daylight Time at 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

The attached proxy statement describes the business to be conducted at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”).

We hope you can join us at the Annual Meeting. As a stockholder, your participation in the affairs of Qualigen is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend the Annual Meeting, please vote your shares as soon as possible by following the instructions provided in the Notice of Internet Availability of Proxy Materials, or if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card if you hold your shares through a bank, broker or other financial intermediary.

Our Notice of 2024 Annual Meeting of Stockholders, proxy statement for the Annual Meeting and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

On behalf of the board of directors, we would like to express our appreciation for your continued interest in the affairs of Qualigen Therapeutics, Inc.

Sincerely yours,

/s/ Michael S. Poirier
Michael S. Poirier
Chairman and Chief Executive Officer

QUALIGEN THERAPEUTICS, INC.

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”)

Please take notice of the following information regarding the 2024 Annual Meeting of Stockholders of Qualigen Therapeutics, Inc.:

TIME	10:00 a.m., Pacific Daylight Time on Friday, October 25, 2024

PLACE	5857 Owens Avenue, Suite 300, Carlsbad, California 92008

ITEMS OF BUSINESS	1.	To elect as directors the five nominees identified in the proxy statement;

	2.	To ratify the appointment of WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

	3.	To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-10 to 1-for-50, with the exact ratio to be determined by the Company’s Board and included in a public announcement (the “Reverse Stock Split Proposal”)

	4.	To approve the adjournment of the 2024 Annual Meeting of Stockholders to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 3;

	5.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance to each of Alpha Capital Anstalt (“Alpha”) and Yi Hua Chen (“Chen”) of more than 20% of the Company’s issued and outstanding common stock pursuant to the terms and conditions of (a) the 8% Senior Convertible Debentures Due December 31, 2024, in favor of Alpha, (b) the Company’s common stock purchase warrant dated February 27, 2024 issued to Alpha, (c) the 8% Convertible Debenture Due December 31, 2024 in favor of Chen, and (d) the Company’s common stock purchase warrant dated April 12, 2024 issued to Chen.

	6.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers.

RECORD DATE	You are entitled to vote at the Annual Meeting and any adjournment or postponement thereof if you were a stockholder at the close of business on September 6, 2024.

ANNUAL REPORT	Our 2023 Annual Report on Form 10-K is a part of our proxy materials being made available to you.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice of Internet Availability of Proxy Materials) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable and voting your shares at the Annual Meeting will automatically revoke any prior vote by proxy.

By Order of the Board of Directors

/s/ Michael S. Poirier
Michael S. Poirier
Chairman and Chief Executive Officer

September 9, 2024

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2024 ANNUAL MEETING OF STOCKHOLDERS

Q:	When and where is the 2024 Annual Meeting of Stockholders?

A:	The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on October 25, 2024 at 10:00 a.m. Pacific Daylight Time at 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

Q:	Why is the Company providing these proxy materials?

A:	The board of directors of Qualigen Therapeutics, Inc. (“Qualigen,” the “Company,” “we,” “our,” or “us,” as the context requires) is soliciting proxies to be voted at the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law.

Q:	What proxy materials are being made available to stockholders?

A:	The proxy materials consist of: (1) the Notice of 2024 Annual Meeting of Stockholders; (2) this proxy statement; and (3) Qualigen’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”).

If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the Annual Meeting.

Q:	Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:	We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy materials.

Q:	When were the proxy materials first sent or made available to stockholders?

A:	The Notice was first mailed to stockholders on or about September 9, 2024. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote, online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Q:	How can I access the proxy materials over the Internet?

A:	The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of the proxy materials is available at www.proxyvote.com.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are six matters on which a vote is scheduled at the Annual Meeting:

●	The election of the five nominees named herein to the five seats on the board of directors (Proposal 1);

●	The ratification of the appointment of Withum as Qualigen’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

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●	The approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a ratio within a range of 1-for-10 to 1-for-50, with the exact ratio to be determined by the Company’s Board and included in a public announcement (the “Reverse Stock Split Proposal”) (the “Reverse Stock Split Proposal”) (Proposal 3);

●	The approval of a proposal to adjourn the Annual Meeting to a later date, or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve Proposal 3 (the “Adjournment Proposal”) (Proposal 4);

●	The approval of a proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance to each of Alpha Capital Anstalt (“Alpha”) and Yi Hua Chen (“Chen”) of more than 20% of the Company’s issued and outstanding common stock pursuant to the terms and conditions of (a) the 8% Convertible Debenture Due December 31, 2024 in favor of Alpha, (b) the Company’s common stock purchase warrant dated February 27, 2024 issued to Alpha, (c) the 8% Convertible Debenture Due December 31, 2024 in favor of Chen, and (d) the Company’s common stock purchase warrant dated April 12, 2024 issued to Chen (the “Stock Issuance Proposal”) (Proposal 5); and

●	The approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6).

The stockholders will also be asked to consider and vote upon any other business properly brought before the Annual Meeting.

Q:	What are the board of directors’ voting recommendations?

A:	The board of directors recommends that you vote your shares:

●	FOR the election of each of the five nominees named herein to the five seats on the board of directors (Proposal 1);

●	FOR the ratification of the appointment of Withum as Qualigen’s independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2);

●	FOR the approval of the Reverse Stock Split Proposal (Proposal 3);

●	FOR the approval of the Adjournment Proposal (Proposal 4); and

●	FOR the approval of the Stock Issuance Proposal (Proposal 5); and

●	FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6).

Q:	What shares may I vote?

A:	You may vote all shares of common stock, par value $0.001 per share, of the Company that you owned as of the close of business on September 6, 2024 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and
2.	those held for you as the beneficial owner through a bank, broker or other financial intermediary at the close of business on the Record Date.

Each share of common stock is entitled to one vote. As of the Record Date, there were 27,022,039 shares of our common stock outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders hold their shares through a bank, broker or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record

If your shares are registered directly in your name with Qualigen’s transfer agent, Equiniti Trust Company (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Qualigen or to vote your shares in person at the Annual Meeting.

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Beneficial Owner

If you hold shares in a stock brokerage account or through a bank, broker or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.

Q:	May I attend the Annual Meeting in person?

A:	You are invited to attend the Annual Meeting in person and we encourage all stockholders of Qualigen to attend the Annual Meeting in person.

Be prepared to comply with our security and safety procedures for the Annual Meeting, which will include the following: (a) a requirement that stockholders attending the Annual Meeting present a form of photo identification, such as a driver’s license, in order to be admitted to the Annual Meeting; (b) a rule that no cameras, computers, recording equipment, other similar electronic devices, signs or placards will be permitted in the Annual Meeting; (c) a rule that the use of mobile phones, tablets, laptops and similar electronic devices during the Annual Meeting is prohibited, and that such devices must be turned off and put away before entering the meeting room; and (d) a rule that by attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting (copies of which would be distributed to attendees at the meeting). In addition, security guards will be present and will search all briefcases, backpacks, bags and packages upon entry.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person by written ballot at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker or other financial intermediary (i.e., the stockholder of record) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the Notice so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, and duly voting your shares at the Annual Meeting will automatically revoke any prior proxy vote.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:

On the Internet—You may vote online at www.proxyvote.com by following the instructions provided in the Notice. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card. Internet voting will be available until 11:59 p.m. Eastern Daylight Time on October 24, 2024.

By Telephone—You may vote by telephone by dialing (800) 690-6903. (You will need to have your control number with you.) Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card. Telephone voting will be available until 11:59 p.m. Eastern Daylight Time on October 24, 2024.

By Mail—The Notice includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope so as to be received by October 24, 2024. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

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Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time before the vote at the Annual Meeting.

If you hold your shares directly, you must (a) file with the Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or (c) vote your shares in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to the Transfer Agent before the Annual Meeting or unless you actually vote by written ballot at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time before its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or other financial intermediary. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 p.m. Eastern Daylight Time on October 24, 2024.

Q:	How are votes counted?

A:

In the election of directors (Proposal 1), you may vote “FOR” or “WITHHOLD AUTHORITY” for each of the respective nominees. Votes that are withheld will not be included in the vote tally for the election of directors.

For the proposals to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 2), to approve the Reverse Stock Split Proposal (Proposal 3), to approve the Adjournment Proposal (Proposal 4), to approve the Stock Issuance Proposal (Proposal 5) and to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 6), you may vote “FOR”, “AGAINST” or “ABSTAIN.”

If you specify a voting choice, the shares will be voted in accordance with that choice. If you vote your shares by proxy, but do not indicate your voting preferences as to one or more of the proposals, the persons named as proxies by our board of directors, Michael Poirier and Christopher Lotz (the “Named Proxies”), will vote your shares in accordance with the recommendations of the board of directors.

If you are a beneficial owner and you have not provided voting instructions to your bank, broker or other financial intermediary, such firm may exercise discretion to vote your shares with respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the Reverse Stock Split Proposal (Proposal 3), and the Adjournment Proposal (Proposal 4). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1), to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance to each of Alpha and Chen of more than 20% of the Company’s issued and outstanding common stock pursuant to the terms and conditions of (a) the 8% Convertible Debenture Due December 31, 2024 in favor of Alpha, (b) the Company’s common stock purchase warrant dated February 27, 2024 issued to Alpha, (c) the 8% Convertible Debenture Due December 31, 2024 in favor of Chen, and (d) the Company’s common stock purchase warrant dated April 12, 2024 issued to Chen (Proposal 5) or to approve, on a non-binding, advisory basis, the compensation of our named executive officers (Proposal 6), resulting in a “broker non-vote” with respect to these matters. See “What is a broker non-vote?” below for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	Pursuant to our Amended and Restated Bylaws, the presence, in person or by proxy, of the holders of shares of the outstanding capital stock of the Company representing at least 35% of the votes entitled to be voted at a meeting of stockholders is required to transaction business at the Annual Meeting (a “quorum”). Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum

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Q:	What is the voting requirement to approve each of the proposals?

A:

In the election of directors (Proposal 1), the five nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a plurality vote.

The ratification of the appointment of our independent registered accounting firm (Proposal 2), the Adjournment Proposal (Proposal 4), the Stock Issuance Proposal (Proposal 5) and the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6) will respectively require the affirmative vote of a majority of votes cast by the shares of capital stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter, provided a quorum is present.

The approval of the Reverse Stock Split Proposal (Proposal 3) will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting.

Q:	What happens if I abstain from voting?

A:	If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of Proposals 1, 2, 4, 5 or 6. Abstentions will have the same effect as a vote against Proposal 3.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the Reverse Stock Split Proposal (Proposal 3), and the Adjournment Proposal (Proposal 4). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance to each of Alpha and Chen of more than 20% of the Company’s issued and outstanding common stock pursuant to the terms and conditions of (a) the 8% Convertible Debenture Due December 31, 2024 in favor of Alpha, (b) the Company’s common stock purchase warrant dated February 27, 2024 issued to Alpha, (c) the 8% Convertible Debenture Due December 31, 2024 in favor of Chen, and (d) the Company’s common stock purchase warrant dated April 12, 2024 issued to Chen (Proposal 5) and approval, on a non-binding, advisory basis, of the compensation of our named executive officers (Proposal 6). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of any of the proposals to be considered at the Annual Meeting.

Q:	Will I have dissenters’ rights?

A:	No. No dissenters’ rights are available under the Delaware General Corporation Law, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

Q:	What does it mean if I receive more than one Notice, proxy or voting instruction card?

A:	It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card (if you have requested and received paper copies of this proxy statement and a proxy card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting. You can read the Current Report on Form 8-K on our website or on the SEC’s EDGAR website.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 42.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board of Directors

Our board of directors currently consists of five members, each of whose current term of office as a director expires at the 2024 annual meeting of stockholders. Biographical information with respect to our directors is provided below.

Our directors hold office for one year or until their respective successors have been duly elected or until their death, resignation or removal. Our amended and restated bylaws provide that the authorized number of directors comprising our board of directors will be fixed, from time to time, by a majority of the total number of directors.

There are no family relationships among any of our directors or executive officers. Mr. Lim, Mr. Becher and Mr. Price were appointed to the Board effective July 12, 2024 as a condition to an institutional investor’s $2,000,000 loan to the Company. Although the loan documents do not expressly require renomination and reelection of the three directors, they do provide that it would be an event of default under the $2,000,000 senior note if any of the three “shall have been removed” from the Board without the institutional investor’s prior consent. There is no other arrangement or understanding between any director and any other person pursuant to which the director was selected.

Name	Position with the Company	Age	Director Since
Michael Poirier	Chairman and Chief Executive Officer	69	2020
Matthew Korenberg	Director	49	2020
Robert Lim	Director	31	2024
Campbell Becher	Director	53	2024
Cody Price	Director	46	2024

Michael S. Poirier. Mr. Poirier founded the Qualigen, Inc. diagnostics business in 1996 and is its Chairman and Chief Executive Officer. Before founding Qualigen, Mr. Poirier had relevant operating, marketing and sales positions with Ashirus Technologies, Inc., EnSys, Inc., Sanofi Pasteur and Abbott Laboratories, Inc. Before working at Abbott, Mr. Poirier served as an officer in the United States Navy, assigned to the US Atlantic Fleet. Mr. Poirier holds a B.A. from Providence College and attended the University of Zürich, Switzerland, School of Law.

Mr. Poirier’s commitment to our strategic goals, his long experience leading our company and his deep knowledge of its technologies and business contributed to our board of directors’ conclusion that he should serve as a director of our company.

Matthew E. Korenberg. Mr. Korenberg has served as President and Chief Operating Officer of Ligand Pharmaceuticals Incorporated (Nasdaq: LGND), a biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines, since November 2022, and before that as Executive Vice President, Finance and Chief Financial Officer of Ligand Pharmaceuticals Incorporated since August 2015. Before joining Ligand, commencing in September 2013, Mr. Korenberg was the founder, Chief Executive Officer and a director of NeuroCircuit Therapeutics, a company focused on developing drugs to treat genetic disorders of the brain with an initial focus on Down syndrome. Before founding NeuroCircuit Therapeutics, Mr. Korenberg was a Managing Director and member of the healthcare investment banking team at Goldman Sachs from July 1999 through August 2013. During his 14 year tenure at Goldman Sachs, Mr. Korenberg was focused on advising and financing companies in the biotechnology and pharmaceutical sectors and was based in New York, London and San Francisco. Before Goldman Sachs, Mr. Korenberg was a healthcare investment banker at Dillon, Read & Co. Inc. where he spent two years working with healthcare companies in the biotechnology and pharmaceutical sectors and industrial companies. Mr. Korenberg has served on the board of Primrose Bio, Inc., a private biotech company since November 2023. Mr. Korenberg holds a B.B.A. in Finance and Accounting from the University of Michigan.

Mr. Korenberg’s financial and accounting expertise, his experience as chief financial officer of a large public biopharmaceutical company and his investment banking background contributed to our board of directors’ conclusion that he should serve as a director of our company.

Robert Lim. Robert Lim is a business forward lawyer based in Vancouver, British Columbia who primarily practices in corporate commercial law and litigation. Mr. Lim co-founded De Novo Law Corporation in March 2023 after winding down his solo practice with Robert Bradley Lim Law Corporation in February 2023. Before being called to the bar as a lawyer, Mr. Lim worked at the University of British Columbia’s Sauder School of Business as a graduate academic assistant, and Winright Law Corporation, first as a legal assistant in 2020 and then later as an articling student/lawyer in 2021. Prior to his legal career, Mr. Lim came from a marketing background, working as a marketing coordinator for NEXT Environmental in 2018, and operated his own digital marketing agency where he provided digital advertising and marketing services to clients throughout British Columbia from 2017 – 2019. Mr. Lim has also served on the board of directors of Aerwins Technologies Inc. (AWIN) as an independent director from July 2023 – July 2024.

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Mr. Lim’s expertise in corporate law contributed to our board of directors’ conclusion that he should serve as a director of our company.

Campbell Becher. Mr. Becher is the Chief Executive Officer of IberAmerican Lithium, and has held that position since September 2023. Mr. Becher has also been president or Orchid Capital Partners Corp. since 2014, and has over 20 years of experience in investment banking, including the founding of Byron Capital Markets, an investment bank focused on the electric metals sector. Mr. Becher served as Byron’s CEO from 2008 to 2014 and led its sponsorship of the Electric Metals Conference for several years as well as sponsoring the Industrial Minerals World Lithium Conference. Mr. Becher currently serves as a board member at Royal Helium Ltd. and Strategic Minerals Europe Corp. and previously served as a Managing Director at Haywood Securities Inc.

Mr. Becher’s extensive investment banking background and executive leadership experience contributed to our board of directors’ conclusion that he should serve as a director of our company.

Cody Price. Mr. Price is the President and Chief Executive Officer of True North Alliance, and has held that position since 2017. Mr. Price is an esteemed Compliance Management Professional, recognized for his comprehensive expertise in regulatory compliance, internal auditing, and risk management. Currently serving as a Contract Compliance Manager in Sacramento, California, Cody demonstrates exceptional proficiency in managing compliance operations across multiple entities. In his present capacity, Mr. Price oversees compliance functions for a wide array of distributors, processors, cultivators, and manufacturers, ensuring strict adherence to county and state licensing requirements, auditing protocols, and regulatory affairs. His responsibilities span nine companies, underscoring his adeptness in handling intricate compliance challenges within highly regulated sectors. With 19 years of extensive experience, Mr. Price consistently ensures that businesses maintain full compliance and operational efficiency, fostering their growth and success.

Mr. Price’s meticulous attention to detail, deep regulatory knowledge, and exemplary leadership skills contributed to our board of directors’ conclusion that he should serve as a director of our company.

Board of Directors Leadership Structure

Michael Poirier, our chief executive officer, also serves as chairman of the Board of Directors. Our Board of Directors has determined that having the same person fill both roles is appropriate at this time given the early stage of our business and that separating the roles could add inefficiencies without bringing meaningful advantages for our stockholders.

Director Independence

Under Nasdaq’s continued listing requirements, a majority of a listed company’s board of directors must be comprised of independent directors, subject to certain exceptions. In addition, Nasdaq’s continued listing requirements require that, subject to certain exceptions, each member of a listed company’s audit, compensation and governance and nominating committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq’s continued listing requirements, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, such person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board of Directors determined that, as of the date of this proxy statement, each of Messrs. Korenberg, Lim, Becher, and Price are independent under the applicable rules and regulations of Nasdaq. In making such determinations, the Board of Directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances the Board of Directors deemed relevant in determining their independence.

Board of Directors’ Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to product candidate development, technological uncertainty, dependence on third parties, uncertainty regarding patents and proprietary rights, comprehensive government regulations, having no therapeutics manufacturing experience, having no therapeutics marketing or sales capability or experience and dependence on key personnel, as more fully discussed under “Risk Factors” in our 2023 Annual Report. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

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Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

Committees of the Board of Directors

Our board of directors have established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each committee operates under a charter. Copies of each committee’s charter are posted on the Investor Relations section of our website, which is located at www.qlgntx.com.

Audit Committee. The current members of our Audit Committee are Mr. Korenberg (Chair), Mr. Lim and Mr. Price, each of whom was determined by our board of directors to be independent under Rule 10A-3 under the Exchange Act and the continued listing requirements of Nasdaq, and to satisfy the other continued listing requirements of Nasdaq for audit committee membership. The Company has identified Matthew Korenberg as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K, and has determined that he has the requisite level of financial sophistication required by the continued listing requirements of Nasdaq; this identification does not constitute a determination that other members of the Audit Committee would not also be able to qualify as an “audit committee financial expert.”

Compensation Committee. The current members of our Compensation Committee are Mr. Becher (Chair), Mr. Korenberg and Mr. Lim, each of whom was determined by our Board of Directors to be independent under the continued listing requirements of Nasdaq.

Under the Compensation Committee charter, our Compensation Committee is responsible for the following actions, among others:

●	determining and approving the compensation of our chief executive officer and our other executive officers, subject to review and ratification by the full Board of Directors;

●	administering our incentive compensation plans and equity-based plans;

●	reviewing, approving and recommending to the Board of Directors any employment agreements and any severance arrangements or plans; and

●	reviewing director compensation for board and board committee service at least once a year and recommending any changes to the Board of Directors.

To determine executive compensation, the Compensation Committee, with input from the Chief Executive Officer and other members of senior management (who do not participate in the deliberations regarding their own compensation), reviews, at least annually, and makes recommendations to the Board of Directors as to appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.

Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter, but only after taking into account certain factors prescribed by Nasdaq bearing on the consultant’s independence. There is no requirement, however, that a compensation consultant be independent.

The Compensation Committee did not engage a compensation consultant for 2024 or 2023, but did engage Radford (which is part of Aon Hewitt, a business unit of Aon plc) as its compensation consultant for 2022.

The Compensation Committee identified and selected Radford based on their reputation and experience consulting companies in the life sciences industry. In 2022, Radford assisted the Compensation Committee in:

●	reviewing and refining a peer group of companies for market assessment;

●	conducting a competitive compensation assessment (with recommendations) for compensation of the senior management team; and

●	conducting a competitive compensation assessment (with recommendations) for compensation of the Board of Directors;

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Nominating and Corporate Governance Committee. The current members of our Nominating and Corporate Governance Committee are Mr. Lim (Chair), Mr. Becher and Mr. Price, each of whom was determined by our Board of Directors to be independent under the continued listing requirements of Nasdaq.

Under the Nominating and Corporate Governance Committee charter, our Nominating and Corporate Governance Committee is responsible for the following actions, among others:

●	identifying, screening and making recommendations to the Board of Directors regarding director nominees and Board of Directors committee composition;

●	overseeing our corporate governance practices and making recommendations to the Board of Directors regarding any changes to our corporate governance framework; and

●	overseeing the evaluation of our Board of Directors and its committees.

Director Nominations

Director nominees are considered by our Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to our Board of Directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. The Nominating and Corporate Governance Committee will consider nominees identified by the Nominating and Corporate Governance Committee or the Board of Directors, by stockholders, or through other sources. When current directors are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior contributions and performance as well as the composition of our Board of Directors as a whole, including whether the Board of Directors reflects the appropriate balance of desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to submit for election. The Nominating and Corporate Governance Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

It is our Nominating and Corporate Governance Committee’s responsibility to consider stockholders’ proposed nominees for election as directors that are nominated in accordance with our certificate of incorporation and our bylaws, and other applicable laws, including the rules and regulations of the SEC and any stock market on which our stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered are required to be written and received by the Secretary of the Company by no later than the close of business on the 90th day before the first anniversary of the preceding year’s annual meeting of stockholders, nor earlier than the close of business of the 120th day before the first anniversary of the preceding year’s annual meeting of stockholders. The notice must set forth any and all of the information required by the Company’s bylaws. In addition to satisfying the foregoing requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the same deadline under the Company’s advance notice bylaws, as described above.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for determining the qualifications, qualities, skills, and other expertise required to be a director and is responsible for developing, and recommending to the Board of Directors for its approval, criteria to be considered in selecting nominees for director. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board of Directors, in approving (and, in the case of vacancies, appointing) such candidates, takes into account such criteria.

In our director nominations, we strive to not discriminate in favor of or against anyone on the basis of race, age, sex, gender, sexual orientation, religion, disability, ethnicity, or membership in or identification with underrepresented communities.

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Set forth below is information concerning the gender and demographic background of each of our current directors, as self-identified and reported by each director. This information is being provided in accordance with Nasdaq’s board diversity rules.

Board Diversity Matrix (As of September 9, 2024)
Total Number of Directors:	5
	Female	Male	Non-Binary	Did Not Disclose
Part I: Gender Identity
Directors	—	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Meetings and Attendance

The Board of Directors held six meetings in 2023 and the Audit Committee held four meetings in 2023. The Compensation Committee and the Nominating and Corporate Governance Committee did not meet in 2023. Each director who served as a director of the Company during 2023 participated in 75% or more of the meetings of the Board of Directors and of the committees on which he or she served during the year ended December 31, 2023 (during the period that such director served).

We encourage all of our directors to attend our annual meeting of stockholders. One director attended our 2023 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is reviewed periodically and amended as necessary and is available on our website at www.qlgntx.com. Any amendments to the code of business conduct and ethics, or any waivers of its requirements that apply to our principal executive officer, principal financial officer or principal accounting officer, will be disclosed on our website.

Stockholder Communications with the Board of Directors

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board of Directors has not deemed it necessary to establish such a process at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director, as the case may be.

Certain Relationships and Related Party Transactions

Our Audit Committee is responsible for reviewing, approving and overseeing any transaction between the Company and its directors, director nominees, executive officers, greater than 5% beneficial owners, and each of their respective immediate family members, where the amount involved exceeds the lesser of (i) $120,000 and (ii) 1% of the average of our total assets at year-end for the prior two fiscal years. Since January 1, 2021, there have been no such transactions except as described below.

On May 26, 2022, the Company acquired 2,232,861 shares of Series A-1 Preferred Stock of NanoSynex, Ltd. (“NanoSynex”) from Alpha a related party, in exchange for 350,000 reverse split adjusted shares of the Company’s common stock and a prefunded warrant to purchase 331,464 reverse split adjusted shares of the Company’s common stock at an exercise price of $0.001 per share. These warrants were subsequently exercised on September 13, 2022.

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On December 22, 2022, we entered into a Securities Purchase Agreement with Alpha and in exchange for $3,000,000 in cash (less $50,000 for expense reimbursement) issued to Alpha the 2022 Debenture, plus 2,500,000 common stock warrants exercisable (from June 22, 2023 through June 22, 2028) at $1.65 per share. Commencing June 1, 2023 and continuing on the first day of each month thereafter until the earlier of (i) December 22, 2025 and (ii) the full redemption of the 2022 Debenture (each such date, a “Monthly Redemption Date”), we were required to redeem $110,000 plus accrued but unpaid interest, liquidated damages and any amounts then owing under the 2022 Debenture (the “Monthly Redemption Amount”). The Monthly Redemption Amount must be paid in cash; provided that after the first two monthly redemptions, we may (if the Equity Conditions, as defined in the 2022 Debenture, are then satisfied or have been waived) elect to pay all or a portion of a Monthly Redemption Amount in shares of our common stock, based on a conversion price equal to the lesser of (i) the then applicable conversion price of the 2022 Debenture and (ii) 85% of the average of the VWAPs (as defined in the 2022 Debenture) for the five consecutive trading days ending on the trading day that is immediately prior to the applicable Monthly Redemption Date.

The 2022 Debenture accrued interest at the rate of 8% per annum, which began accruing on December 1, 2023, and was payable on a quarterly basis. Interest may be paid in cash or shares of common stock or a combination thereof at our option; provided that the Equity Conditions have been satisfied.

The 2022 Debenture was convertible into our common stock at any time at the holder’s option; the conversion price was originally $1.32. Other than the Monthly Redemption Amounts, the 2022 Debenture does not call for scheduled payments of principal before the scheduled maturity date. Both the 2022 Debenture and the accompanying warrants provide for “ratchet” antidilution adjustments to their conversion price and exercise price, with a $0.26 floor. Both the 2022 Debenture and the accompanying warrants include a beneficial ownership blocker of 9.99%, which may only be waived by Alpha upon 61 days’ notice to the Company.

On December 5, 2023, we and Alpha entered into an Amendment No. 1 with regard to Securities Purchase Agreement, under which the conversion price of the 2022 Debenture and the exercise price of the associated warrants were reduced to $0.73 per share, in exchange for Alpha permitting us to make certain Monthly Redemption Amount payments in the form of our stock rather than in cash even though the Equity Conditions were not satisfied (which would otherwise have prevented payment in the form of stock). In addition, such Amendment revised certain provisions of the 2,500,000 common stock warrants to (i) limit the circumstances which would trigger a potential adjustment to the exercise price of the 2,500,000 common stock warrants and (ii) clarify the treatment of the 2,500,000 common stock warrants upon a “Fundamental Transaction.” (The purpose of these revisions was to remove the terms that caused the 2,500,000 common stock warrants to be liability-classified under U.S. GAAP).

On February 27, 2024, upon our receipt of a cash purchase price payment of $500,000 less expenses, we issued to Alpha an 8% Convertible Debenture (the “2024 Alpha Debenture”) in the principal amount of $550,000. The 2024 Alpha Debenture matures no later than December 31, 2024 and is convertible, at any time, and from time to time, at Alpha’s option, into shares of common stock of the Company, at $0.6111 per share, subject to adjustment as described in the 2024 Alpha Debenture. Except in respect of an Exempt Issuance, the 2024 Alpha Debenture contains a “ratchet” antidilution provision, with an $0.1164 floor. The 2024 Alpha Debenture accrues interest on its outstanding principal balance at the rate of 8% per annum, payable at maturity. In connection with this issuance, we also issued to Alpha a noncompensatory equity classified 5-year common stock purchase warrant to purchase 900,016 shares of our common stock at $0.26 per share. We also granted to Alpha an option, exercisable until July 1, 2024, to purchase from us additional 8% Convertible Debentures, of like tenor, with face amounts of up to an aggregate of $1,100,000 (and with a proportional number of accompanying common stock warrants of like tenor, up to a total of 1,800,032 additional warrants).

The issuance of the 2024 Alpha Debenture triggered additional “ratchet” antidilution adjustments to the 2022 Debenture conversion price and exercise price of the related common stock warrants, and in the exercise price of other outstanding Company common stock warrants.

On April 11, 2024, Alpha assigned the option to Yi Hua Chen (“Chen”) and Chen exercised the option in full on that date. On April 12, 2024, against Chen’s Option exercise price of $1,000,000 paid to us, we delivered to Chen an 8% Convertible Debenture in the principal amount of $1,100,000, of like tenor as the 2024 Alpha Debenture except for the principal amount; and a common stock purchase warrant to purchase 1,800,032 shares of our common stock, exercisable until February 27, 2029, and otherwise of like tenor as the warrant issued to Alpha on February 27, 2024.

We granted Alpha and Chen “piggyback” registration rights for the common shares underlying the 2024 Debenture and the accompanying warrants.

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On July 5, 2024, Alpha completed a series of conversions of the 2022 Debenture, resulting in the complete conversion of the entire 2022 Debenture into shares of the Company’s common stock.

In addition, between May and July 2024, Alpha exercised warrants related to the 2022 Debenture into 1,599,924 shares of common stock.

In connection with her termination of employment, on June 20, 2023, Qualigen, Inc., a former wholly-owned subsidiary of the Company, signed a separation agreement and general release (the “Separation Agreement”) with Amy Broidrick, which became effective on June 24, 2023.

Under the terms of the Separation Agreement, Qualigen, Inc. provided Ms. Broidrick with (i) $16,637 in cash compensation, less applicable withholdings for federal and state income and employment taxes, which represented Ms. Broidrick’s accrued but unpaid salary and vacation pay through the Separation Date, and reimbursement of certain expenses incurred by Ms. Broidrick, (ii) severance in the form of continued salary pay to Ms. Broidrick at the rate then in effect on the Separation Date ($360,000 per annum) for a period of 12 months following the Separation Date, subject to applicable withholding, and (iii) payment or reimbursement for the cost of COBRA continuation medical and dental insurance coverage for 12 months following the Separation Date, less any required taxes or withholdings. In addition, Ms. Broidrick is entitled to any rights or benefits under Qualigen Inc.’s employee benefit plans, to the extent earned and vested, and had three months from the Separation Date to exercise any vested stock options. Ms. Broidrick did not exercise any vested stock options.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

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EXECUTIVE Officers

The following table sets forth information about our current executive officers.

Name	Age	Position with the Company
Michael Poirier	69	Chairman and Chief Executive Officer
Christopher Lotz	59	Chief Financial Officer, Vice President of Finance

Officers serve at the discretion of the board of directors. There are no family relationships among any of our directors or executive officers. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

For the biography of Mr. Poirier, please see “Board of Directors” above.

Christopher L. Lotz | Chief Financial Officer, Vice President of Finance. Mr. Lotz joined the Company’s former subsidiary Qualigen, Inc. as Director of Finance in 2002 and was promoted to his current role of Chief Financial Officer, Vice President of Finance in 2003. He became an officer of the Company at the time of the Reverse Recapitalization Transaction in 2020. Before joining Qualigen, Inc. Mr. Lotz spent the previous 15 years serving in financial leadership positions with Bexcom, an Asian-based software developer, California Furniture Collections, Inc., a custom furniture manufacturer, and Group Publishing, Inc., an educational media publisher. Mr. Lotz holds a B.S. in Business Administration from Colorado State University.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (2023 and 2022)

The following table sets forth the compensation paid or earned for the twelve-month fiscal year ended December 31, 2023 and the nine-months transition period ended December 31, 2022 to our named executive officers.

Name and Principal Position	“Year”	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Michael Poirier, Chairman and Chief Executive Officer	2023	512,635	118,174	—	1,889	632,698
	2022	575,000	—	145,274	8,180	728,454

Tariq Arshad, Former Chief Medical Officer and Senior Vice President (3)	2023	356,615	101,231	—	5,326	463,172
	2022	400,000	—	39,512	138	439,650

Amy Broidrick, Former President, Chief Strategy and Operating Officer(4)	2023	194,017	—	—	371,454	565,470
	2022	450,000	—	50,359	7,642	508,001

(1)	The amounts reported in this column reflect the aggregate grant date fair value of the option awards granted during 2022, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“ASC 718”). Such grant date fair values do not take into account any estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in the 2023 Annual Report. These amounts do not reflect the actual economic value that may be realized by the executive officers upon the exercise of the stock options or the sale of the common stock underlying such stock options. There were no option awards granted during 2023.

(2)	The amounts reported in this column represent 401(k) matching contributions and life insurance premiums paid by us for Mr. Poirier and Dr. Arshad, and $1,316 in 401(k) matching contributions and life insurance premiums paid by us for Ms. Broidrick, and $370,138 in severance compensation for Ms. Broidrick.

(3)	Dr. Arshad resigned from his role as Chief Medical Officer and Senior Vice President effective February 25, 2024.

(4)	Ms. Broidrick resigned from her role as President, Chief Strategy and Operating Officer and as a Director effective June 16, 2023. The 2023 “Salary” for Ms. Broidrick includes amounts we paid through June 16, 2023. The 2023 “All Other Compensation” for Ms. Broidrick includes $370,138 of severance compensation.

Executive Employment Agreements

Employment Agreement with Michael Poirier

Mr. Poirier is party to an Executive Employment Agreement dated February 1, 2017, as amended January 9, 2018 (the “Poirier Employment Agreement”). The Poirier Employment Agreement had an initial three-year term and is now automatically renewed for successive one-year periods unless either party gives notice of nonrenewal at least 90 days before the end of such a one-year period.

Under the terms of the Poirier Employment Agreement, Mr. Poirier is entitled to an annual base salary of at least $315,000, is eligible to participate in the Company’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses (including for “Liquidity Event” acquisition transactions), and is entitled to four weeks of vacation per year. If Mr. Poirier’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Poirier Employment Agreement), and he provides a general release to the Company, he will be entitled to one year of salary continuation plus the cost of COBRA coverage continuation for such one-year period. In May 2021, our board of directors and its compensation committee increased Mr. Poirier’s annual base salary to $575,000. On January 13, 2023, the Company’s board of directors, as part of certain cost-cutting measures, approved a temporary 20% reduction to the base salaries of all executive officers of the Company. Accordingly, on January 16, 2023, Mr. Poirier’s base salary was reduced to $460,000; it was subsequently restored in August 2023.

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Employment Agreement with Christopher Lotz

Mr. Lotz is party to an Executive Employment Agreement dated February 1, 2017, as amended January 9, 2018 (the “Lotz Employment Agreement”). The Lotz Employment Agreement had an initial three-year term and is now automatically renewed for successive one-year periods unless either party gives notice of nonrenewal at least 90 days before the end of such a one-year period.

Under the terms of the Lotz Employment Agreement, Mr. Lotz is entitled to an annual base salary of at least $225,000, is eligible to participate in the Company’s bonus plans, benefit programs and medical benefits, is eligible for certain event-based bonuses (including for “Liquidity Event” acquisition transactions), and is entitled to four weeks of vacation per year. If Mr. Lotz’s employment is terminated without Cause or he resigns for Good Reason (as such terms are defined in the Lotz Employment Agreement), and he provides a general release to the Company, he will be entitled to 180 days of salary continuation plus the cost of COBRA coverage continuation for such 180-day period. In May 2021, our board of directors and its compensation committee increased Mr. Lotz’s annual base salary to $300,000. On January 13, 2023, the Company’s board of directors, as part of certain cost-cutting measures, approved a temporary 20% reduction to the base salaries of all executive officers of the Company. Accordingly, on January 16, 2023, Mr. Lotz’s base salary was reduced to $240,000; it was subsequently restored in August 2023.

Offer Letter with Tariq Arshad

Under the terms of his hire offer letter with the Company, dated May 17, 2021, Dr. Arshad was entitled to an annual base salary of at least $400,000. He received a cash signing bonus of $25,000 when he joined the Company, was eligible to receive annual cash bonuses equal to an amount up to 40% of his annualized base salary, and is entitled to four weeks of vacation per year. Under the terms of his hire offer letter, if Dr. Arshad’s employment is terminated without Cause or he resigns for Good Reason, and he provides a general release to the Company, he will be entitled to 180 days of salary continuation plus the cost of COBRA coverage continuation for such 180-day period.

On February 25, 2024, Dr. Arshad resigned from his position as the Company’s Chief Medical Officer and Senior Vice President. He did not assert that the resignation was for Good Reason and he did not provide a general release to the Company.

Employment Agreement with Amy Broidrick

Ms. Broidrick was party to an Executive Employment Agreement with Qualigen, Inc., a former wholly-owned subsidiary of the Company, dated December 10, 2021. On May 16, 2023, Ms. Broidrick resigned from all officer and director positions with the Company and its subsidiaries, which became effective June 16, 2023 (the “Separation Date”). Ms. Broidrick’s departure was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. In connection with her termination of employment, on June 20, 2023, Qualigen, Inc, entered into a separation agreement and general release with Ms. Broidrick, which became effective after a 7-day revocation period following Ms. Broidrick’s signing of it, on June 24, 2023. Under the terms of the Separation Agreement, Qualigen, Inc. was obligated to provide Ms. Broidrick severance in the form of continued salary pay at the rate then in effect on the Separation Date ($360,000 per annum) for a period of 12 months following the Separation Date, subject to applicable withholding, and payment or reimbursement for the cost of COBRA continuation medical and dental insurance coverage for 12 months following the Separation Date, less any required taxes or withholdings. Upon the July 20, 2023 closing of our sale of Qualigen, Inc., Chembio (as the new parent company of Qualigen, Inc.) undertook the remaining severance liability to Ms. Broidrick.

Stock Incentive Plan

The material terms of our 2020 Stock Equity Incentive Plan (as amended, the “2020 Plan”) are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2020 Plan, which is incorporated herein by reference.

Authorized Shares. We have reserved an aggregate of 755,715 shares of our common stock for issuance under the 2020 Plan. The number of shares is subject to adjustment in the event of any recapitalization, stock split, reclassification, stock dividend or other change in our capitalization. In addition, the following shares of our common stock will be available for grant and issuance under the 2020 Plan:

●	shares subject to stock options or stock appreciation rights (“SARs”), granted under the 2020 Plan that cease to be subject to the stock option or SAR for any reason other than exercise of the stock option or SAR;

●	shares subject to awards granted under the 2020 Plan that are subsequently forfeited or repurchased by us at the original issue price;

●	shares subject to awards granted under the 2020 Plan that otherwise terminate without shares being issued;

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●	shares surrendered, canceled, or exchanged for cash or a different award (or combination thereof); and

●	shares subject to awards under the 2020 Plan that are used to pay the exercise price of an award or withheld to satisfy the tax withholding obligations related to any award.

Plan Administration. The 2020 Plan will be administered by our Compensation Committee or by our board of directors acting in place of our Compensation Committee. Our Compensation Committee will have the authority to construe and interpret the 2020 Plan, grant awards and make all other determinations necessary or advisable for the administration of the 2020 Plan.

Awards and Eligible Participants. The 2020 Plan authorizes the award of stock options, stock appreciation rights, restricted stock unit, performance awards and stock bonuses. The 2020 Plan provides for the grant of awards to our employees, directors, consultants and independent contractor service providers, subject to certain exceptions. No non-employee director may be granted awards under the 2020 Plan in any calendar year that, taken together with any cash fees paid by us to such non-employee director during such calendar year, exceed $5,000,000 (calculating the value of any award based on the grant date fair value determined in accordance with GAAP). No more than 98,000,000 shares of our common stock will be issued under the 2020 Plan pursuant to the exercise of incentive stock options.

Stock Options. The 2020 Plan permits us to grant incentive stock options and non-qualified stock options. The exercise price of stock options will be determined by our Compensation Committee, and may not be less than 100% of the fair market value of our common stock on the date of grant. Our Compensation Committee has the authority to reprice any outstanding stock option (by reducing the exercise price, or canceling the stock option in exchange for cash or another equity award) under the 2020 Plan without the approval of our stockholders. Stock options may vest based on the passage of time or the achievement of performance conditions in the discretion of our compensation committee. Our Compensation Committee may provide for stock options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of stock options granted under the 2020 Plan is 10 years.

Stock Appreciation Rights. SARs provide for a payment to the holder, in cash or shares of our common stock, based upon the difference between the fair market value of our common stock on the date of exercise and the stated exercise price on the date of grant, up to a maximum amount of cash or number of shares. SARs may vest based on the passage of time or the achievement of performance conditions in the discretion of our Compensation Committee. Our Compensation Committee has the authority to reprice any outstanding SAR (by reducing the exercise price, or canceling the SAR in exchange for cash or another equity award) under the 2020 Plan without the approval of our stockholders.

Restricted Stock Awards. A restricted stock award represents the issuance to the holder of shares of our common stock, subject to the forfeiture of those shares in the event of failure to achieve certain performance conditions or termination of employment. The purchase price, if any, for the shares will be determined by our Compensation Committee. Unless otherwise determined by the administrator at the time of award, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to us or can be repurchased by us.

Restricted Stock Units. Restricted stock units (“RSUs”) represent the right on the part of the holder to receive shares of our common stock at a specified date in the future, subject to forfeiture of that right in the event of failure to achieve certain performance conditions or termination of employment. If a RSU has not been forfeited, then, on the specified date, we will deliver to the holder of the RSU shares of our common stock, cash or a combination of cash and shares of our common stock, as previously determined by the Compensation Committee at the time of the award.

Performance Awards. Performance awards cover a number of shares of our common stock that may be settled upon achievement of performance conditions as provided in the 2020 Plan in cash or by issuance of the underlying common stock. These awards are subject to forfeiture before settlement in the event of failure to achieve certain performance conditions or termination of employment.

Stock Bonuses. Stock bonuses may be granted as additional compensation for past or future service or performance and, therefore, no payment will be required from a participant for any shares awarded under a stock bonus. Unless otherwise determined by our Compensation Committee at the time of award, vesting will cease on the date the holder no longer provides services to us and unvested shares will be forfeited to us.

Change-in-Control. If we are party to a merger or consolidation, sale of all or substantially all our assets or similar change-in-control transaction, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. In the alternative, the successor company may issue, in place of outstanding shares held by a 2020 Plan participant, substantially similar shares or other property subject to repurchase obligations no less favorable to the participant. Outstanding awards that are not assumed, substituted or cashed out will accelerate in full and expire immediately before the transaction, and awards will be exercisable for a period of time determined by the administrator.

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Amendment; Termination. The 2020 Plan will terminate 10 years from April 8, 2020, unless it is terminated earlier by our board of directors. Our board of directors may amend, suspend or terminate the 2020 Plan at any time, subject to compliance with applicable law.

Federal Income Tax Summary. The following is a brief summary of the principal federal income tax consequences to us and to an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) (a “Participant”) of awards that may be granted under the 2020 Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2020 Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.

This discussion is based on the Code, Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this proxy statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that awards under the 2020 Plan are made.

A Participant will not recognize income upon the grant of an option or at any time prior to the exercise of the option. At the time the participant exercises a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and we will then be entitled to a corresponding deduction.

A Participant who exercises an incentive stock option will not be taxed at the time he or she exercises his or her options or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The Participant will be taxed on the excess of the amount for which he or she sells the stock over the price he or she had paid for the stock. If the Participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her upon exercise, the gain will be capital gain and we will not get a corresponding deduction. If the Participant sells the stock at a gain prior to that time, the difference between the amount the Participant paid for the stock and the lesser of the fair market value on the date of the exercise or the amount for which the stock is sold, will be taxed as ordinary income and we will be entitled to a corresponding deduction. If the Participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss.

A Participant generally will not recognize income upon the grant of a stock appreciation right or a restricted stock unit. At the time a Participant receives shares or cash payment under any such award, he or she generally will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received, less any amount paid for the stock, and we will then be entitled to a corresponding deduction. Upon a subsequent sale of the shares received under the stock appreciation right or restricted stock unit, if any, the difference between the amount realized on the sale and the Participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Participant’s holding time of such shares.

The taxation of restricted stock is dependent on the actions taken by the Participant. Generally, absent an election to be taxed currently under Section 83(b) of the Code, or an 83(b) election, there will be no federal income tax consequences to the Participant upon the grant of a restricted stock award. At the lapse of the restrictions or satisfaction of the conditions on the restricted stock, the Participant will recognize ordinary income equal to the fair market value of our common stock at that time. If the Participant makes an 83(b) election within 30 days of the date of grant, he or she will recognize ordinary income equal to the fair market value of our common stock at the time of grant, determined without regard to the applicable restrictions. If an 83(b) election is made, no additional income will be recognized by the Participant upon the lapse of the restrictions or satisfaction of the conditions on the restricted stock award. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant, at the same time as the ordinary income is recognized by the Participant. Upon a subsequent sale of the formerly restricted stock, the difference between the amount realized on the sale and the Participant’s tax basis (the amount previously included in income) is generally taxable as a capital gain or loss, which will be short-term or long-term depending on the Participant’s holding time of such shares.

The tax consequences to Participants who receive performance-based awards depend on the particular type of award issued. Our ability to take a deduction for such awards similarly depends on the terms of the awards and the limitations of Section 162(m) of the Code, if applicable. Section 162(m) of the Code currently imposes a $1 million limit on the amount that a public company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer, or another “covered employee” (as defined by Section 162(m)), or was such an employee beginning in any year after 2017. The Compensation Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the executive officers as the Compensation Committee may determine is in the best interest of us and our stockholders, and without regard to any limitation provided in Section 162(m). This discretion is an important feature of the Compensation Committee’s compensation practices because it provides the Compensation Committee with sufficient flexibility to respond to specific circumstances facing us.

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Outstanding Equity Awards at 2023 Fiscal Year-End

The following table presents the outstanding stock options and compensatory warrants held by each of the named executive officers as of December 31, 2023. There were no direct stock awards, restricted stock units or stock appreciation rights outstanding at December 31, 2023. All pre-2020 “option” awards shown were initially issued as Qualigen, Inc. Series C Warrants, and became warrants exercisable instead for our common stock (at an adjusted exercise price) upon the Reverse Recapitalization Transaction. The share numbers and exercise prices in the table below reflect the reverse stock split, which was effected by the Company on November 23, 2022 (the “Reverse Stock Split”).

	Equity Awards
Name	Grant Date	Number of Securities Underlying Unexercised Awards (#) Exercisable	Number of Securities Underlying Unexercised Awards (#) Unexercisable		Exercise Price ($)	Expiration Date
Michael Poirier	7/11/2022	12,500	25,000	(1)	5.14	7/11/2032
	6/5/2020	100,000	—		51.30	6/5/2030
	9/22/2016	1,443	—		25.41	9/22/2026
	3/3/2015	2,214	—		25.41	3/2/2025
	8/2/2014	2,984	—		20.66	8/2/2024
	1/31/2014	2,214	—		20.66	1/31/2024

Tariq Arshad	7/11/2022	3,400	6,800	(1)	5.14	7/11/2032
	12/8/2021	20,000	10,000	(2)	12.40	5/17/2031
	5/17/2021	6,667	3,333	(1)	18.00	5/17/2031

Amy Broidrick	7/11/2022	—	13,000	(3)	5.14	7/11/2032
	12/8/2021	—	30,000	(3)	12.40	12/8/2031
	12/7/2020	—	15,000	(3)	35.20	12/7/2030
	8/27/2020	—	5,000	(3)	47.00	8/27/2030

(1)	Shares underlying the stock option vest over three years in three equal annual installments from the date of grant.

(2)	Shares underlying the stock option vest over three years in three equal annual installments from the vesting commencement date of May 17, 2021.

(3)	Following Ms. Broidrick’s termination of employment on June 16, 2023, she did not exercise any vested stock options, and all of her equity awards were subsequently forfeited.

Pay Versus Performance (PVP)

In accordance with the SEC’s disclosure requirements regarding pay versus performance, or PVP, this section presents the SEC-defined “Compensation Actually Paid,” or CAP of our principal executive officer (“PEO”) and named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2023, 2022, and 2021, and our financial performance. Also as required by the SEC, this section compares CAP to various measures used to gauge performance at the Company for each such fiscal year.

Pay versus Performance Table - Compensation Definitions

Salary, Bonus, Stock Awards, and All Other Compensation are each calculated in the same manner for purposes of both CAP and Summary Compensation Table, or SCT values. The primary difference between the calculation of CAP and SCT total compensation is the calculation of the value of “Stock Awards,” with the table below describing the differences in how these awards are valued for purposes of SCT total and CAP:

	SCT Total	CAP
Stock Awards	Grant date fair value of stock awards granted during the year	Fair value of stock awards that are unvested as of the end of the year, or vested during the year

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Pay Versus Performance Table

In accordance with the SEC’s new PVP rules, the following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2023, 2022, and 2021, and our financial performance for each such fiscal year:

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for non-PEO Named Executive Officers	Average Compensation Actually Paid to non-PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Loss Attributable to Qualigen Therapeutics, Inc. (millions)
2023	$632,698	$612,865	$514,321	$488,856	$1.83	$(13.4)
2022	728,454	262,274	473,826	121,235	4.29	(18.6)
2021	742,279	(753,431)	811,499	609,691	38.21	(17.9)

The principal executive officer (“PEO”) in 2023, 2022, and 2021 was Michael Poirier, our Chairman and Chief Executive Officer. The Non-PEO NEOs in 2023, 2022, and 2021 were Amy Broidrick, who was our President, Chief Strategy and Operating Officer, and Tariq Arshad, who was our Chief Medical Officer and Senior Vice President. The CAP was calculated beginning with the NEOs SCT total. The following amounts were deducted from and added to the applicable SCT total compensation:

	SCT Total	Stock awards deducted from SCT	Increase for fair value of awards granted during the year that remain unvested as of year end	Decrease in fair value from prior year-end to current year-end for awards granted in prior years and unvested as of year end	Decrease in fair value from prior year-end to current year vesting date for awards granted in prior years	Total CAP
	(A)	(B)	(C )	(D)	(E )	A-B+C+D+E
PEO
2023	$632,698	$-	$-	$(13,650)	$(6,183)	$612,865
2022	728,454	(145,274)	31,387	(218,695)	(133,598)	262,274
2021	742,279	-	-	(1,236,534)	(259,176)	(753,431)

Average Non-PEO NEO
2023	$514,321	$-	$-	$(23,708)	$(1,757)	$488,856
2022	473,826	(44,936)	9,709	(218,541)	(98,823)	121,235
2021	811,499	(363,370)	314,858	(104,300)	(48,997)	609,691

The fair value of stock options reported for CAP purposes in columns (B), (C), (D) and (E) above was estimated using a Black-Scholes option pricing model for the purposes of this PVP calculation in accordance with SEC rules. This model uses both historical data and current market data to estimate the fair value of options and requires several assumptions. The assumptions used in estimating fair value for awards granted during 2022 were as follows: volatility 102%, expected life 5.99 years, expected dividend yield 0%, risk-free rate 3.04%. The assumptions used in estimating fair value for awards granted during 2021 and prior were as follows: volatility 102%, expected life 5.99 years, expected dividend yield 0%, risk-free rate 0.42% - 1.43%. There were no awards granted in 2023.

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Analysis of Information Presented in the Pay versus Performance Table

Our executive compensation program reflects a variable pay-for-performance philosophy. While we utilize several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, we generally seek to incentivize long-term performance, and therefore we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. Further, we do not have the right to (without the executive’s consent) reduce an executive’s salary for a particular year to an amount lower than is provided for in any employment agreement with the executive which covers such year. In accordance with SEC rules, we provide the following narrative disclosure:

Compensation Actually Paid and Cumulative Total Stockholder Return

Compensation actually paid to our PEO increased from ($753,431) in 2021 to $262,274 in 2022, and further increased to $612,865 in 2023. Average compensation actually paid to our named executive officers other than our PEO decreased from $609,691 in 2021 to $121,235 in 2022, and increased to $488,856 in 2023. Over the same period, the value of an investment of $100 in our common stock on the last trading day of 2020 decreased by $61.79 to $38.21 during 2021, further decreased by $33.92 to $4.29 during 2022, and further decreased by $2.46 during 2023, for a total decrease over 2021, 2022, and 2023 of $98.17.

Compensation Actually Paid and Net Loss

Compensation actually paid to our PEO increased from ($753,431) in 2021 to $262,274 in 2022, and further increased to $612,865 in 2023. Average compensation actually paid to our named executive officers other than our PEO decreased from $609,691 in 2021 to $121,235 in 2022, and increased to $488,856 in 2023. Over the same period, our net loss increased by $0.7 million during 2022 (from a net loss in 2021 of $17.9 million to a net loss in 2022 of $18.6 million), and decreased by $5.2 million during 2023 (from a net loss in 2022 of $18.6 million to a net loss in 2023 of $13.4 million).

Hedging or Offsetting Against Compensatory Securities

We have adopted a policy that our employees (including officers) and directors shall not purchase securities or other financial instruments, or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of equity securities granted as compensation to, or held directly or indirectly by, those persons.

We have adopted a formal claw-back policy for the recovery of incentive-based executive compensation erroneously awarded to executive officers based on misstated financial reporting measures.

Compensation of Directors

For 2023, our non-employee directors were eligible to receive $35,000 in annual cash compensation. The Audit Committee chair was eligible to receive additional annual cash compensation of $15,000 and the other Board committee chairs were eligible to receive additional annual cash compensation of $10,000. Each non-chair member of each Board committee was eligible to receive additional annual cash compensation of $7,500 (Audit Committee) and $5,000 (other Committees). On January 13, 2023, the Company’s board of directors, as part of certain cost-cutting measures, approved a temporary 20% reduction to the compensation of all directors of the Company effective January 1, 2023. On August 1, 2023 the Company’s board of directors approved the reinstatement of the compensation of all directors of the Company to the above amounts effective August 1, 2023. Non-employee directors did not receive stock option grants during 2023. The amounts in the table below represent fees actually paid in cash during 2023 and include some fees earned in 2022.

Compensation paid to Mr. Poirier and Ms. Broidrick is presented as part of the “Summary Compensation Table” above, rather than here. Our employee directors do not receive compensation for their service as directors.

Name of Director	Fees Paid in Cash ($)	Option Awards ($)	All other compensation ($)	Total ($)
Richard David	40,000	—	—	40,000
Sidney Emery, Jr.	46,000	—	—	46,000
Matthew Korenberg	42,000	—	—	42,000
Kurt Kruger	40,000	—	—	40,000
Ira Ritter	16,333	—	—	16,333

As of December 31, 2023, all non-employee directors had been paid for compensation earned through July 31, 2023 On August 19, 2024 the Company settled all of its outstanding liabilities to its four former directors (Messrs. David, Emery, Kruger and Ritter) for a combined total of $40,000 in cash and 142,151 in restricted common stock.

Equity Compensation Plan Information

The following table presents information regarding securities authorized for issuance under equity compensation plans as of December 31, 2023:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	398,924	$35.21	356,791
Equity compensation plans not approved by stockholders (1)	119,046	$10.35	—
Total	517,970	$29.50	356,791

(1)	Consists of shares of common stock issuable upon the exercise of compensatory warrants granted to service providers.

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OWNERSHIP OF THE COMPANY

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2024 by:

●	our named executive officers;

●	our directors;

●	all of our current directors and executive officers as a group; and

●	each stockholder known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days after August 30, 2024, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The percentage of beneficial ownership of our common stock was calculated based on an aggregate of 12,297,981 shares outstanding as of August 31, 2024.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Qualigen Therapeutics, Inc., 5857 Owens Avenue, Suite 300, Carlsbad, California 92008 USA.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned
Five Percent Stockholders
Alpha Capital Anstalt (1)	1,364,925	9.99%
Yi Hua Chen (2)	1,176,467	8.73%

Executive Officers, Directors and Director Nominees
Michael Poirier (3)	149,677	1.2%
Christopher Lotz (4)	70,487	*	%
Matthew Korenberg (5)	7,667	*	%
Robert Lim	—	*	%
Campbell Becher	—	*	%
Cody Price	—	*	%

All current executive officers and directors as a group (6 persons)(6)	227,831	1.8%

* Represents beneficial ownership of less than 1% of the shares of common stock.

(1)	Includes shares of common stock issuable upon the exercise of warrants or conversion of its convertible debentures; Alpha Capital Anstalt would not be permitted to convert or exercise all or any portion of its warrants or debentures to the extent that such conversion or exercise would result in Alpha Capital Anstalt (and its affiliates) beneficially owning more than 9.99% of the number of shares of Company common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion/exercise. Konrad Ackermann has voting and investment power over the shares held by Alpha Capital Anstalt.

(2)	Includes shares of common stock issuable upon the exercise of warrants or conversion of its convertible debentures; Yi Hua Chen would not be permitted to convert or exercise all or any portion of its warrants or debentures to the extent that such conversion or exercise would result in Yi Hua Chen (and its affiliates) beneficially owning more than 9.99% of the number of shares of Company common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion/exercise.

(3)	Includes 124,999 shares of common stock exercisable within 60 days under outstanding stock options and 3,657 shares of common stock exercisable within 60 days under outstanding warrants.

(4)	Includes 66,665 shares of common stock exercisable within 60 days under outstanding stock options and 2,568 shares of common stock exercisable within 60 days under outstanding warrants.

(5)	Includes 7,667 shares of common stock exercisable within 60 days under outstanding warrants.

(6)	Includes 199,331 shares of common stock exercisable within 60 days under outstanding stock options and 6,225 shares of common stock exercisable within 60 days under outstanding warrants.

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to our audited financial statements for the 12 months ended December 31, 2023. The Audit Committee oversees our financial reporting process on behalf of the board of directors.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the board of directors. The board of directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable Nasdaq Marketplace Rules and under Section 10A(m)(3) of the Exchange Act. The Company has identified Matthew Korenberg as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K; this identification does not constitute a determination that other members of the Audit Committee would not also be able to qualify as an “audit committee financial expert.” The Audit Committee has sole authority to appoint and retain (subject to ratification by the Company’s stockholders), oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

Our management has the primary responsibility for the preparation, presentation, and integrity of our financial statements and the accounting and reporting process, including the systems of internal controls and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

Our independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

The Audit Committee’s responsibility is to independently monitor and review the financial reporting processes of the Company. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and our independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that our independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee holds meetings throughout the year to, among other things, facilitate and encourage communication among the Audit Committee, management, and our independent registered public accounting firm.

In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee members reviewed and discussed the audited financial statements for the 12 months ended December 31, 2023, with our management and the independent registered public accounting firm.

The Audit Committee also discussed with our independent registered public accounting firm matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management.

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Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s board of directors that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC, and appointed WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2024.

Matthew Korenberg, Chair of the Audit Committee
Robert Lim
Cody Price

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 11, 2024, we notified Baker Tilly US, LLP (“Baker Tilly” or the “Former Auditor”) of its dismissal, effective as of the same day, as the Company’s (and its accounting predecessor’s) independent registered public accounting firm. The Former Auditor served as the Company’s auditor since 2018. The decision to change the independent public accounting firm was approved by the audit committee of our board of directors (the “Audit Committee”).

The reports of the Former Auditor on the Company’s financial statements for the fiscal years ending December 31, 2023 and 2022 and the Company’s balance sheets as of December 31, 2023 and 2022, did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern in their audit opinions dated April 5, 2024 and May 2, 2023.

During the period from April 1, 2018 through July 11, 2024, the period during which the Former Auditor was engaged as the Company’s (and its accounting predecessor’s) independent registered public accounting firm, there were no disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreements as defined in Item 304(a)(1)(iv) of Regulation S-K in connection with any reports it would have issued. The Former Auditor communicated a material weakness to the Company’s Audit Committee. The Audit Committee discussed the material weaknesses with Baker Tilly and the Company has authorized Baker Tilly to respond fully to inquiries of the successor independent registered public accounting firm concerning the material weaknesses. There were no other “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized the Former Auditor to respond fully to any inquiries of the Company’s new audit firm, WithumSmith+Brown, PC (“Withum”), relating to its engagement as the Company’s independent registered public accounting firm. The Company has requested that the Former Auditor review the disclosure contained in this Report and the Former Auditor has been given an opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission (the “Commission”) containing any new information, clarification of the Company’s expression of its views, or the respect in which it does not agree with the statements made by the Company herein. The Company will file such letter with the Commission as an exhibit to an amendment to this Current Report on Form 8-K/A within two days of receiving it but no later than ten days after the filing of this Report.

On July 11, 2024, we engaged Withum as the Company’s independent registered public accounting firm, effective as of the same day, in order to audit and express an opinion on the consolidated financial statements of the Company for the year ending December 31, 2024. The engagement of Withum was authorized by the Audit Committee.

From April 1, 2018 through July 11, 2024, the period during which the Former Auditor was engaged as the Company’s (and its accounting predecessor’s) independent registered public accounting firm, the Company did not consult with Withum regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

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In accordance with applicable regulatory requirements, the following material pertains to our relationship, in previous fiscal years, with Baker Tilly, the Former Auditor, which was then the Company’s independent registered public accounting firm.

Baker Tilly US, LLP (“Baker Tilly”) previously served as the Company’s independent registered public accounting firm and served in that capacity from June 2018 until July 2024.

The Audit Committee considered the independence of Baker Tilly and whether the audit services Baker Tilly provided to the Company are compatible with maintaining that independence. The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during 2023 or 2022.

Fees and Services of Baker Tilly US, LLP

The following table sets forth the aggregate fees billed to the Company by Baker Tilly for the years ended December 31, 2023 and 2022:

	Year Ended December 31,
	2023	2022
Audit Fees(1)	$495,955	$411,362
Audit-Related Fees	—	—
Tax Fees (2)	18,789	35,050
All Other Fees	—	—
Total	$514,744	$446,412

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.

(2)	These fees were incurred for professional services rendered in connection with tax compliance, tax advice, and tax planning. These services included income tax compliance and related tax services.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services provided by our independent registered public accounting firm. In determining whether to approve any services by our independent registered public accounting firm, the Audit Committee reviews the services and the estimated fees, and considers whether approval of the proposed services will have a detrimental impact on the auditor’s independence. On an annual basis, our management reports to the Audit Committee all audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services.

For the years ended December 31, 2023 and 2022, all audit services and the corresponding fees were approved by our Audit Committee.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected. Properly submitted proxies will be voted “FOR” the election as directors of the five persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the board of directors.

Nominees for the Board of Directors

The board of directors has nominated Michael Poirier, Matthew Korenberg, Robert Lim, Campbell Becher and Cody Price for election as directors. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies may be found under the section of this proxy statement entitled “Board of Directors and Corporate Governance — The Board of Directors.”

Our board of directors has determined that, except for Michael Poirier who is an employee of the Company, each director nominee qualifies as an “independent” director under Nasdaq’s continued listing requirements. The board of directors based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Vote Required

The five nominees for director who receive the highest number of votes “FOR” election by holders of our common stock will be elected as directors, provided that a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” each of director nominees Michael Poirier, Matthew Korenberg, Robert Lim, Campbell Becher and Cody Price.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF Michael Poirier, Matthew Korenberg, ROBERT LIM, CAMPBELL BECHER AND CODY PRICE as directors.

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PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Overview

Baker Tilly US, LLP previously served as our registered public accounting firm, and that firm conducted the audit of our accounts for the fiscal years ended December 31, 2023 and 2022. The Audit Committee has appointed WithumSmith+Brown, PC (“Withum”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and the board of directors is asking stockholders to ratify that appointment. Appointment of our independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent registered public accounting firm, the board of directors considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Withum for ratification by stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the appointment of Withum, the Audit Committee and the board of directors will reconsider the appointment of such firm as our independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

Vote Required

The affirmative vote of a majority of the votes cast by shares of our common stock present in person or represented by proxy at the Annual Meeting is required to ratify the appointment of Withum, as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF WITHUMSMITH+BROWN, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL 3

APPROVAL OF THE ADOPTION OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

At the Annual Meeting, stockholders will be asked to approve an amendment to our amended and restated certificate of incorporation (“COI”) to effect a reverse stock split of our issued and outstanding common stock by a numerical ratio of not less than 1-for-10 and not more than 1-for-50, with the exact ratio, if approved and effected at all, to be set within that range at the discretion of the board of directors (the “Reverse Stock Split”). The proposed amendment to the COI reflecting the Reverse Stock Split is set forth in Annex B to this Proxy Statement (the “Amendment”).

On September 4, 2024, our board of directors approved the proposed Reverse Stock Split and the Amendment in order to effect the Reverse Stock Split, subject to stockholder approval, and directed that the Amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting.

By approving this proposal, stockholders would give the board of directors the authority, but not the obligation, to file the Amendment to effect the Reverse Stock Split and full discretion to approve the ratio at which shares of common stock will be reclassified, from and including a ratio of 1-for-10 and up to and including a ratio of 1-for-50. The ratio (if any) selected by the board of directors for the Reverse Stock Split would be publicly disclosed to the stockholders before the Amendment to effect the Reverse Stock Split is filed with the Secretary of State of the State of Delaware and becomes effective.

We are requesting stockholders approve the adoption of the Amendment to effect the Reverse Stock Split at a ratio of not less than 1-for-10 and not more than 1-for-50, with the exact ratio determined by the board of directors, to provide the board of directors with the flexibility to determine the appropriate ratio and timing for the Reverse Stock Split based upon our financial results, long-term outlook, corporate strategy, market factors and our perception in the market. However, the board of directors reserves the right to elect not to proceed with the Amendment to effect the Reverse Stock Split, even if approved, and to abandon the Amendment to effect the Reverse Stock Split if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our stockholders. No further action by the stockholders will be required for the board of directors to either implement or abandon the Reverse Stock Split. For the avoidance of doubt, except as otherwise specified herein, all share and dollar amounts set forth in this Proxy Statement are on a pre-Reverse Stock Split basis.

Reasons for the Reverse Stock Split

On May 23, 2024, the Company received written notice (the “Delist Notice”) from Nasdaq indicating the Company’s continued non-compliance with the minimum bid price requirement, pursuant to Listing Rule 5550(b)(2).

On November 20, 2023, the Company received a letter (the “Bid Price Deficiency Notice”) from Nasdaq notifying the Company that, because the closing bid price for its common stock has been below $1.00 per share for 30 consecutive business days, it no longer complies with the minimum bid price requirement for continued listing on The Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share (the “Minimum Bid Price Requirement”), and Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive business days.

On July 16, 2024, the Company attended a hearing before the Nasdaq Hearings Panel (the “Panel”) regarding the Company’s potential delisting from The Nasdaq Stock Market due to non-compliance with the Bid Price Rule and the shareholder equity requirement pursuant to the Equity Rule. On August 2, 2024, the Company received the Panel decision which granted the Company until October 31, 2024 to regain compliance with the Bid Price Rule and the Equity Rule. If the Company is unable to regain compliance with the listing standards of the Nasdaq Capital Market by October 31, 2024, the Company’s securities may be delisted from The Nasdaq Stock Market.

Our board of directors believes that the delisting of our common stock from The Nasdaq Capital Market would result in decreased liquidity and/or increased volatility in our common stock, and a diminution of institutional investor interest in our company. Our board of directors also believes that a delisting could cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospectus.

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The board of directors has approved the Amendment to effect the Reverse Stock Split and directed that the Amendment be submitted to our stockholders for adoption with the primary intent of increasing the price of our common stock in order to meet The Nasdaq Capital Market’s minimum price per share criteria for continued listing on that exchange.

The board of directors believes that, in addition to increasing the price of our common stock, the Reverse Stock Split may also reduce certain of our costs, such as Nasdaq listing fees, and make our common stock more attractive to a broader range of institutional and other investors.

Our board of directors believes that an increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. Our board of directors believes that the higher share price resulting from the Reverse Stock Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

The combination of lower transaction costs and increased interest from institutional investors and investment funds may ultimately improve the trading liquidity of our common stock. Accordingly, we believe that the adoption of the Amendment to effect the Reverse Stock Split is in the Company’s and the stockholders’ best interests.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions, long-term outlook, corporate strategy and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that the market price of our common stock will not decrease in the future, or that our common stock will achieve a high enough price per share to permit its continued listing by Nasdaq.

Certain Risks Associated with the Reverse Stock Split

In evaluating the proposed Reverse Stock Split, the board of directors also took into consideration certain risks associated with reverse stock splits generally, including the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels, and the risks described below.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of our common stock at the then market price) after the implementation of the Reverse Stock Split will be equal to or greater than the total market capitalization before the Reverse Stock Split or that the per share market price of our common stock following the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split.

There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will remain unchanged or increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. For example, based on the closing price of our common stock on August 30, 2024, of $0.188 per share, if the board of directors were to implement the Reverse Stock Split and utilize a ratio of 1-for-40, we cannot assure you that the post-split market price of our common stock would be $7.52 (that is, $0.188 multiplied by 40) per share or greater. The market price of our common stock may fluctuate and potentially decline after the Reverse Stock Split.

Accordingly, the total market capitalization of our common stock after the Reverse Stock Split when and if approved and effected may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

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The Reverse Stock Split may result in some stockholders owning “odd lots” that may be difficult to sell or require greater transaction costs per share to sell.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock on a post-split basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.

If the Reverse Stock Split is approved and effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of common stock outstanding.

Because the number of authorized shares of our common stock will not be reduced proportionately, the Reverse Stock Split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.

Because the number of authorized shares of our common stock will not be reduced proportionately, the Reverse Stock Split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action. Without taking into account the impact of the proposed Reverse Stock Split, we already have a substantial number of authorized but unissued shares of stock, the issuance of which would be dilutive to our existing stockholders and may cause a decline in the trading price of our common stock. With respect to authorized but unissued and unreserved shares, we could also use such shares to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management.

Other than as described in this Proxy Statement, there are no existing plans, arrangements or understandings relating to the issuance of any of the authorized but unissued and unreserved shares, whether available as a result of the proposed Reverse Stock Split or otherwise. In addition, futures issuances of common stock would be subject to the rules promulgated by the Nasdaq Stock Market requiring stockholder approval of certain transactions involving the issuance of common stock equal to 20% or more of the common stock outstanding before the issuance, and regulations of the SEC that can limit the size of financing transactions by companies with public floats of less than $75 million, like us.

Effecting the Reverse Stock Split; Board Discretion to Implement Reverse Stock Split

If the Amendment is adopted by our stockholders at the Annual Meeting and the board of directors decides that it is in the best interests of the Company and our stockholders to effect the Reverse Stock Split, the board of directors will determine the appropriate ratio for the Reverse Stock Split, the Company will publicly announce the ratio selected by the board of directors prior to the effectiveness of the Reverse Stock Split, and we will subsequently file the Amendment, in the form set forth in Annex B.

In determining the appropriate ratio for the Reverse Stock Split, our board of directors will consider, among other things, factors such as:

●	the minimum price per share requirements of The Nasdaq Capital Market;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	business developments affecting us; and

●	prevailing general market and economic conditions.

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The board of directors will also determine the appropriate timing for filing the Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. If, for any reason, the board of directors deems it advisable, the board of directors, in its sole discretion, may abandon the Reverse Stock Split at any time prior to the effectiveness of the Amendment, without further action by our stockholders. Assuming the board of directors determines that it is in the best interests of the Company and our stockholders to proceed with the Amendment to effect the Reverse Stock Split, the Reverse Stock Split will be effective as of the time specified in the Amendment, as filed with the Secretary of State of the State of Delaware (the “Effective Time”).

At the Effective Time, without any further action on the part of the Company or our stockholders, the outstanding shares of Common Stock held by stockholders of record as of the Effective Time will be reclassified and combined into a lesser number of shares of Common Stock based on the ratio selected by the board of directors and publicly announced by the Company. For example, if the Board of Directors approves a ratio of 1-for-40, a stockholder who holds 40,000 shares of Common Stock as of the Effective Time will hold 1,000 shares of Common Stock following the Reverse Stock Split.

Effect on Outstanding Shares, Options, and Certain Other Securities

If the Amendment to effect the Reverse Stock Split is adopted and becomes effective, the number of shares of our common stock owned by each stockholder will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged, except for any de minimis change resulting from the treatment of any fractional shares that such stockholder would have received as a result of the Reverse Stock Split.

The number of shares of common stock that may be received upon conversion, exercise or exchange, as the case may be, of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities will also be adjusted in accordance with their terms, as of the Effective Time.

Effect on Registration and Stock Trading

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act.

Mechanics of Reverse Split

As of the Effective Time of the Reverse Stock Split, if implemented by our board of directors, each certificate representing shares of our common stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our common stock resulting from the Reverse Stock Split based on the Reverse Stock Split ratio approved by our board of directors and included in the Amendment filed with the Secretary of State of the State of Delaware.

Our transfer agent, Equiniti Trust Company, will be available to implement the exchange of stock certificates. As soon as practicable after the effective time of the Reverse Stock Split, stockholders will be notified of the effectiveness of the Reverse Stock Split. Stockholders of record as of the effective time of the Reverse Stock Split will receive a letter requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the Reverse Stock Split. No new certificates will be issued to a stockholder until such stockholder has surrendered any outstanding certificates to the transfer agent. Until surrendered, each certificate representing shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of shares based on the Reverse Stock Split ratio approved by our board of directors and included in the Amendment that is filed with the Secretary of State of the State of Delaware.

Certain of our registered stockholders may hold some or all of their shares of common stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

We intend to treat shares held by stockholders in a stock brokerage accounts or through a bank or other financial intermediary in the same manner as shares held by registered stockholders whose shares are registered in their names. Banks, brokers, custodians and other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians and other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold their shares of common stock with a bank, broker, custodian or other nominee and who have any questions are encouraged to contact their banks, brokers, custodians or other nominees.

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After the effective time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify equity securities.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Treatment of Fractional Shares

Stockholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible, based on the Reverse Stock Split ratio approved by our board of directors, will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from our transfer agent, upon receipt by our transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount per share equal to the product obtained by multiplying (a) the closing price per share of our common stock on the effective date for the Reverse Stock Split as reported on the Nasdaq Stock Market, after giving effect to the Reverse Stock Split by (b) the fraction of the share owned by the stockholder, without interest. The ownership of a fractional share interest will not give the holder any voting, dividend or other rights, except to receive the above-described cash payment.

Effect on Authorized but Unissued Shares of Capital Stock

Currently, we are authorized to issue up to a total of 225,000,000 shares of common stock, of which 27,022,039 shares were issued and outstanding as of the Record Date, and 15,000,000 shares of preferred stock, of which zero were issued and outstanding as of the Record Date. The Reverse Stock Split, if approved and effected, will not have any effect on the authorized number of shares of our common stock or preferred stock.

Accounting Consequences

The Reverse Stock Split will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the total of the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Interests of Certain Persons in the Proposal

Certain of our executive officers and directors have an interest in this proposal as a result of their ownership of shares of our common stock. However, we do not believe that our executive officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

No Dissenters’ Rights

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders will not be entitled to dissenters’ rights with respect to the Amendment to effect the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

Reservation of Right to Abandon the Amendment to our COI

The Board of Directors reserves the right to abandon the Amendment described in this Proposal 3 without further action by our stockholders at any time before the Effective Time, even if stockholders approve this Proposal 3 at the Annual Meeting. By voting in favor of the adoption of the Amendment to effect the Reverse Stock Split, stockholders are also expressly authorizing the board of directors to determine not to proceed with, and abandon, the Amendment to effect the Reverse Stock Split if it should so decide.

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Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case, in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement treated as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, financial institutions, insurance companies, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, or U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the proposed Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split.

Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor. The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. No gain or loss will be recognized by us as a result of the proposed Reverse Stock Split.

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Payments of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of our common stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

Consequences if the Reverse Split is Not Approved

In the event that the Amendment to effect the Reverse Stock Split is not approved, we intend to actively monitor the trading price of our common stock on The Nasdaq Capital Market and will consider available options to resolve our non-compliance with the Nasdaq listing rules. We believe that our ability to remain listed on the Nasdaq Capital Market would be significantly and negatively affected if the Amendment to effect the Reverse Stock Split is not approved. If we are unable to achieve an increase in our stock price and our common stock is subsequently delisted, we could experience significant negative impacts including no longer being able to sell shares under our at-the-market program. In addition, if our common stock is delisted it could significantly and negatively affect our ability to obtain alternative debt or equity financing in order to support Company operations.

Required Vote of Stockholders

The approval of the Reverse Stock Split Proposal (Proposal 3) will require the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. Abstentions will have the same practical effect as a vote against this proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO ADOPT THE AMENDMENT TO EFFECT THE REVERSE STOCK SPLIT AT A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT GREATER THAN 1-FOR-50, WITH THE EXACT RATIO, IF APPROVED AND EFFECTED AT ALL, TO BE SET WITHIN THAT RANGE AT THE DISCRETION OF THE BOARD OF DIRECTORS AND PUBLICLY ANNOUNCED BY THE COMPANY ON OR BEFORE THE EFFECTIVENESS OF THE REVERSE STOCK SPLIT, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF OUR STOCKHOLDERS.

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PROPOSAL 4

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE, OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE REVERSE STOCK SPLIT PROPOSAL (PROPOSAL 3)

If at the Annual Meeting the number of votes represented by shares of the common stock present or represented and voting in favor of the Reverse Stock Split Proposal (Proposal 3) is insufficient to approve the proposal, the Named Proxies may move to adjourn the Annual Meeting in order to enable our board of directors to continue to solicit additional proxies in favor of Proposal 3.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited to vote in favor of adjourning, postponing or continuing the Annual Meeting and any later adjournments. If our stockholders approve the adjournment, postponement or continuation proposal, we could adjourn, postpone or continue the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of Proposal 3, including the solicitation of proxies from stockholders that have previously voted against the proposals. Among other things, approval of the adjournment, postponement or continuation proposal could mean that, even if proxies representing a sufficient number of votes against Proposal 3 have been received, we could adjourn, postpone or continue the Annual Meeting without a vote on Proposal 3 and seek to convince the holders of those shares to change their votes to votes in favor of the approval of Proposal 3.

Vote Required

The affirmative vote of a majority of the votes cast by shares of our common stock present in person or represented by proxy at the Annual Meeting is required to approve the Adjournment Proposal. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE, OR DATES, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO ADOPT THE REVERSE STOCK SPLIT PROPOSAL (PROPOSAL 3).

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PROPOSAL 5

STOCK ISSUANCE PROPOSAL

The Company is seeking approval from its stockholders, for purposes of complying with Nasdaq Listing Rule 5635(d), to issue to each of Alpha Capital Anstalt (“Alpha”) and Yi Hua Chen (“Chen”) more than 20% of its issued and outstanding common stock pursuant to the terms and conditions of (a) the respective 8% Convertible Debentures due December 31, 2024 in favor of Alpha and Chen, and (b) the Company’s common stock purchase warrants dated February 27, 2024 and April 12, 2024 issued to Alpha and Chen, respectively.

2024 8% Convertible Debentures and Common Stock Warrants

On February 26, 2024, the Company entered into a Securities Purchase Agreement with Alpha (the “Purchase Agreement”), pursuant to which it agreed to issue to Alpha, 8% Convertible Debenture (the “Debenture”) in the aggregate principal amount of $550,000 for a purchase price of $500,000 and common stock purchase warrants (the “Warrant”) to purchase a number of shares of the common stock of the Company (the “Warrant Shares”), equal to the number of shares issuable upon conversion of the Debenture as of the closing date (the “Conversion Shares” and, together with the Warrant Shares, and any other shares of common stock of the Company that may otherwise become issuable pursuant to the terms of the Debenture and/or the Warrant, the “Underlying Shares”). In the Purchase Agreement, we also granted to Alpha an option (the Option”), exercisable until July 1, 2024, to purchase from us an additional $1,100,000 in principal amount of Debentures of like tenor, together with an additional 1,800,032 Warrants of like tenor, all for an exercise price of an additional $1,000,000 in cash (less expenses). On April 11, 2024, Alpha assigned the Option to Chen. On April 11, 2024, Chen exercised the Option in full.

The transactions contemplated by the Purchase Agreement closed on February 27 and April 12, 2024 (the “Closing Dates”), at which time the Company delivered to Alpha and Chen the respective Debentures and the respective Warrants (the “Transaction”). The respective Debentures will be convertible, at any time, and from time to time, at Alpha/Chen’s option, into Conversion Shares, at a price equal to $0.6111 per share, subject to adjustment as described in the Debentures (the “Conversion Price”) and the other terms and conditions described in the Debentures, including the Company’s receipt of the necessary stockholder approvals. The exercise price of the respective Warrants (the “Exercise Price”) is $0.26. The respective Warrants entitle Alpha/Chen to (combined, and in the aggregate) purchase up to 2,700,048 Warrant Shares and may be exercised by Alpha or Chen, in whole or in part, at any time before February 27, 2029, subject to the terms and conditions described in the Warrants, including the Company’s receipt of the necessary stockholder approvals.

The Debentures accrue interest at the rate of 8% per annum, and will be payable upon maturity.

Both the respective Debentures and the respective Warrants provide for adjustments to the Conversion Price and Exercise Price, respectively, in connection with stock dividends and splits, subsequent equity sales and rights offerings, pro rata distributions, and certain fundamental transactions. Both the respective Debentures and the respective Warrants include a beneficial ownership blocker of 9.99%, which may only be waived by Alpha or Chen, as the case may be, upon 61 days’ notice to the Company.

Why We Are Seeking Stockholder Approval

As a result of our listing on The Nasdaq Capital Market, issuances of shares of Company common stock are subject to the Nasdaq Marketplace Rules, including Nasdaq Rule 5635(d) (the “Nasdaq 20% Rule”). Pursuant to the Nasdaq 20% Rule, stockholder approval is required prior to the issuance of shares in a transaction, other than a public offering (as interpreted under the Nasdaq 20% Rule), involving the sale, issuance, or potential issuance by the Company of common stock that equals 20% or more of the Company’s common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement, or (ii) the average closing price of the Company’s common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

The issuance of Underlying Shares to Alpha and Chen pursuant to the Debentures and Warrants was not a public offering under the Nasdaq 20% Rule and did not otherwise satisfy the minimum price requirements of that rule. Accordingly, the Company may not issue more than 1,176,467 shares of Company common stock (the “Maximum Shares”), representing 20% of the Company’s outstanding shares of common stock on the date the Purchase Agreement was signed, to Alpha/Chen without the requisite stockholder approval (the “Stockholder Approval”).

In recognition of the Nasdaq 20% Rule, the Purchase Agreement prohibits the Company from issuing any shares of Company common stock upon conversion of the Debentures or exercise of the Warrants, which, when aggregated with all other Underlying Shares would exceed the Maximum Shares, without the Stockholder Approval.

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The terms of the Purchase Agreement require the Company to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date for the purpose of obtaining stockholder approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and to solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals included in such proxy statement. Furthermore, if the Company does not obtain the required stockholder approval at the first meeting of stockholders, the Company is required to call a meeting every four months thereafter to seek the requisite stockholder approval until the earlier of the date the requisite stockholder approval is obtained or the Debentures are no longer outstanding.

Accordingly, in order to comply with the Nasdaq 20% Rule and to satisfy conditions under the Purchase Agreement, Debentures and Warrants (collectively, the “Transaction Documents”), we are seeking stockholder approval to permit issuance of more than 20% of our common stock to Alpha/Chen pursuant to the terms and conditions of the Transaction Documents.

Effect of Failure to Obtain Stockholder Approval

If the stockholders do not approve this Proposal 5, we will be unable to issue more than the Maximum Shares of Company common stock to Alpha and Chen pursuant to the Transaction Documents. If Underlying Shares are not available and we are not able to refinance the Debentures, we may default on the Debentures.

Additionally, as noted above, under the terms of the Purchase Agreement, if we do not receive the Stockholder Approval at the Annual Meeting, we will be required to call a meeting every four months thereafter to seek the Stockholder Approval until the earlier of the date the Stockholder Approval is obtained or the Debentures are no longer outstanding, which could result in significant additional costs to the Company.

Effect of Stockholder Approval or of Lack of Stockholder Approval

Upon obtaining the Stockholder Approval requested in this Proposal 5, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of Company common stock to Alpha and/or Chen under the Transaction Documents. If this Proposal 5 is approved by our stockholders, we would be able to issue more Company common stock to Alpha and/or Chen under the Transaction Documents. The maximum number of shares of common stock that we may issue to Alpha and/or Chen would fluctuate from time to time based on the Conversion Price of the Debentures, which are subject to “ratchet” antidilution adjustments from time to time which may result in the potential issuance of additional Conversion Shares. The total number of Underlying Shares issuable under the Transaction Documents is currently 5,400,096 shares of Company Common Stock.

The additional Underlying Shares that we could issue to Alpha and/or Chen will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility. Each additional share of common stock that would be issuable to Alpha and/or Chen would have the same rights and privileges as each share of our currently authorized common stock.

Vote Required

The affirmative vote of a majority of the votes cast by shares of our common stock present in person or represented by proxy at the Annual Meeting is required to approve the Alpha Stock Issuance Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE STOCK ISSUANCE PROPOSAL.

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PROPOSAL 6

APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY ON PAY”)

Overview

We are providing our stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers, or a “say on pay” proposal, as described in greater detail below.

Summary

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “2010 Act”), our stockholders are entitled to vote at the Annual Meeting on a proposal to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Pursuant to the 2010 Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors or on its compensation committee.

The primary objective of our executive compensation program is to compensate fairly our executive officers in a manner that will attract and retain talented executives with the skills needed to manage a demanding business, while creating long-term value for our stockholders. When designing our executive compensation program for 2024, the Compensation Committee considered a number of factors, including peer group and market survey data and our business objectives.

For additional information about our executive compensation program, please refer to the section of this proxy statement entitled “Executive and Director Compensation” and the related compensation tables, notes and narrative discussion.

The compensation committee and the board of directors believe that our executive compensation program is reasonable, competitive and aligned with our performance and the performance of our executives, and works to align our executives’ interests with the interests of the stockholders.

Proposal: Recommendation of the Board of Directors

In accordance with applicable proxy regulations, we are asking our stockholders to approve the following non-binding, advisory resolution on our named executive officer compensation as disclosed in this proxy statement:

“RESOLVED, that the Qualigen Therapeutics, Inc. stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as described in the “Executive and Director Compensation” section (including the related compensation tables, notes and narrative discussion) of the proxy statement for the Qualigen Therapeutics, Inc. 2024 Annual Meeting of Stockholders.”

Effect of Proposal

The resolution above reflects a non-binding, advisory proposal. The approval or disapproval of this Proposal 6 by stockholders will not require our board of directors or its compensation committee to take any action regarding our executive compensation practices. The final determination of the compensation of our executive officers remains with our board of directors and its compensation committee. Our board of directors and compensation committee, however, value the opinions of our stockholders as expressed through their votes, as well as through other communications with us. Although the resolution is non-binding, our board of directors and compensation committee will carefully consider the outcome of this advisory vote, as well as stockholder opinions received from other communications, when making future executive compensation decisions.

Vote Required

The approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the “Executive and Director Compensation” section of this proxy statement requires the affirmative vote of majority of the votes cast by the shares of our common stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. Unless otherwise instructed, duly signed and returned proxies will be voted “FOR” the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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OTHER MATTERS

The board of directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

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HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the materials for this Annual Meeting or any future annual meeting to any stockholder who contacts the Company’s Chief Financial Officer by writing to Qualigen Therapeutics, Inc., 5857 Owens Avenue, Suite 300, Carlsbad, California 92008 USA, or by calling (760) 452-8111. If a stockholder is receiving multiple copies of proxy materials at the stockholder’s household and would like to receive just a single copy of the proxy statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Chief Financial Officer to request mailing of a single copy of the proxy statement.

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THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this proxy statement, extensive information about the Company can be found on its website located at www.qlgntx.com including information about its management team, products and services and its corporate governance practices. The content on our website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.

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THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

Our principal executive office is located at 5857 Owens Avenue, Suite 300, Carlsbad, California 92008.

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ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the five proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxies by our board of directors, Michael Poirier and Christopher Lotz (the “Named Proxies”), will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the Named Proxies will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The expenses of soliciting proxies will be paid by Qualigen. Following the original mailing of the soliciting materials, Qualigen and its agents may solicit proxies by mail, electronic mail, telephone, by other similar means or in person. Our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail or otherwise. Following the original mailing of the soliciting materials, Qualigen will request brokerage firms, banks or other nominees to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur. We do not currently plan to retain a proxy solicitor to assist in the solicitation of proxies.

Q:	May I propose nominees for election to the board of directors at next year’s annual meeting of stockholders?

A:	Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2025 Annual Meeting of Stockholders will not be considered timely unless such proposals are received by us no later than July 27, 2025 (the 90th day before the first anniversary of the Annual Meeting) and no earlier than June 27, 2025 (the 120th day before the first anniversary of the Annual Meeting) in accordance with our bylaws. Any proposal to nominate a director to our board of directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit other business proposals for consideration at next year’s Annual Meeting of Stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2025 Annual Meeting of Stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before the first anniversary of the mailing date of the proxy materials for the Annual Meeting (or by June 27, 2025 for the 2025 Annual Meeting of Stockholders).

A business proposal submitted by a stockholder pursuant to our bylaws and outside of the process of Rule 14a-8 for the 2025 Annual Meeting of Stockholders will not be considered timely unless such proposal is received by us no later than July 27, 2025 (the 90th day before the first anniversary of the Annual Meeting) and no earlier than June 27, 2025 (the 120th day before the first anniversary of the Annual Meeting) in accordance with our bylaws. Any business proposal must set forth the information required by our bylaws. The proxy to be solicited on behalf of our board of directors for the 2025 Annual Meeting of Stockholders may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2025 Annual Meeting of Stockholders.

By Order of the Board of Directors

/s/ Michael S. Poirier
Michael S. Poirier
Chairman and Chief Executive Officer

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